AMENDED AND RESTATED EXHIBIT A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of January 24, 2025: Name of Fund Annual Date Fund Date Board Date Fund Advisory Fee Approved by Approved Commenced (as a % of Board Continuance of Operations average daily I/A/A net assets) Global X MSCI Norway ETF 0.25% October 2, 2009 November 19, 2024 November 9, 2010 Global X MSCI Argentina ETF 0.25% December 5, 2008 November 19, 2024 March 2, 2011 Global X MSCI Colombia ETF 0.25% December 5, 2008 November 19, 2024 February 5, 2009 Global X MSCI China Consumer 0.25% October 2, 2009 November 19, 2024 November 30, 2009 Discretionary ETF Global X Copper Miners ETF 0.25% March 26, 2010 November 19, 2024 April 19, 2010 Global X Silver Miners ETF 0.25% March 26, 2010 November 19, 2024 April 19, 2010 Global X Lithium & Battery Tech ETF 0.25% June 4, 2010 November 19, 2024 July 22, 2010 Global X Uranium ETF 0.25% June 4, 2010 November 19, 2024 November 4, 2010 Global X Gold Explorers ETF 0.25% August 27, 2010 November 19, 2024 November 3, 2010 Global X FTSE Southeast Asia ETF 0.25% November 17, 2010 November 19, 2024 February 16, 2011 Global X SuperDividend® ETF 0.25% February 25, 2011 November 19, 2024 June 8, 2011 Global X MLP ETF 0.25% May 11, 2011 November 19, 2024 April 18, 2012 Global X MSCI Greece ETF 0.25% August 19, 2011 November 19, 2024 December 7, 2011 Global X Disruptive Materials ETF 0.25% August 19, 2011 November 19, 2024 January 24, 2022 Global X Social Media ETF 0.25% August 19, 2011 November 19, 2024 November 14, 2011 Global X SuperIncome™ Preferred ETF 0.25% February 24, 2012 November 19, 2024 July 16, 2012 Global X SuperDividend® REIT ETF 0.25% February 24, 2012 November 19, 2024 March 16, 2015 Global X Guru® Index ETF 0.25% May 25, 2012 November 19, 2024 June 4, 2012 Global X SuperDividend® U.S. ETF 0.25% November 16, 2012 November 19, 2024 March 11, 2013 Global X MLP & Energy Infrastructure 0.25% February 22, 2013 November 19, 2024 August 6, 2013 ETF Global X MSCI SuperDividend® 0.25% November 14, 2014 November 19, 2024 March 16, 2015 Emerging Markets ETF Global X Alternative Income ETF 0.25% March 10, 2015 November 19, 2024 July 13, 2015 Global X Renewable Energy Producers 0.25% April 21, 2015 November 19, 2024 May 27, 2015 ETF Global X S&P 500® Catholic Values 0.25% May 29, 2015 November 19, 2024 April 18, 2016 ETF Global X Internet of Things ETF 0.25% November 13, 2015 November 19, 2024 September 12, 2016 Global X FinTech ETF 0.25% November 13, 2015 November 19, 2024 September 12, 2016 Global X Conscious Companies ETF 0.25% November 13, 2015 November 19, 2024 July 11, 2016 Global X Robotics & Artificial 0.25% February 26, 2016 November 19, 2024 September 12, 2016 Intelligence ETF Global X Aging Population ETF 0.25% February 26, 2016 November 19, 2024 May 9, 2016 Global X Millennial Consumer ETF 0.25% February 26, 2016 November 19, 2024 May 4, 2016 Global X MSCI SuperDividend® EAFE 0.25% September 9, 2016 November 19, 2024 November 14, 2016 ETF Global X U.S. Infrastructure 0.25% February 24, 2017 November 19, 2024 March 6, 2017 Development ETF Global X U.S. Preferred ETF 0.15% February 24, 2017 November 19, 2024 September 11, 2017 Global X Artificial Intelligence & 0.25% February 23, 2018 November 19, 2024 May 11, 2018 Technology ETF Global X Autonomous & Electric 0.25% February 23, 2018 November 19, 2024 April 13, 2018 Vehicles ETF Global X S&P 500® Quality Dividend ETF 0.15% May 23, 2018 November 19, 2024 July 13, 2018 Global X E-commerce ETF 0.25% May 23, 2018 November 19, 2024 November 27, 2018

Name of Fund Annual Date Fund Date Board Date Fund Advisory Fee Approved by Approved Commenced (as a % of Board Continuance of Operations average daily I/A/A net assets) Global X Genomics & Biotechnology 0.25% May 23, 2018 November 19, 2024 April 5, 2019 ETF Global X Adaptive U.S. Factor ETF 0.25% May 23, 2018 November 19, 2024 August 24, 2018 Global X DAX Germany ETF 0.15% September 13, 2018 November 19, 2024 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.25% September 13, 2018 November 19, 2024 December 24, 2018 Global X S&P 500® Covered Call ETF 0.25% September 13, 2018 November 19, 2024 December 24, 2018 Global X Cloud Computing ETF 0.25% November 13, 2018 November 19, 2024 April 12, 2019 Global X Thematic Growth ETF 0.25% November 13, 2018 November 19, 2024 October 25, 2019 Global X Russell 2000 Covered Call 0.25% November 13, 2018 November 19, 2024 April 17, 2019 ETF Global X Cybersecurity ETF 0.25% June 13, 2019 November 19, 2024 October 25, 2019 Global X Video Games & Esports ETF 0.25% June 13, 2019 November 19, 2024 October 25, 2019 Global X Emerging Markets Bond ETF 0.25% February 18, 2020 November 19, 2024 June 1, 2020 Global X S&P Catholic Values 0.25% February 18, 2020 November 19, 2024 June 22, 2020 Developed ex-U.S. ETF Global X Variable Rate Preferred ETF 0.15% February 18, 2020 November 19, 2024 June 22, 2020 Global X Telemedicine & Digital Health 0.25% May 29, 2020 November 19, 2024 July 29, 2020 ETF Global X S&P Catholic Values U.S. 0.15% May 29, 2020 November 19, 2024 Aggregate Bond ETF Global X S&P 500 Covered Call & Growth ETF 0.25% May 29, 2020 November 19, 2024 September 18, 2020 Global X Nasdaq 100 Covered Call & 0.25% May 29, 2020 November 19, 2024 September 18, 2020 Growth ETF Global X CleanTech ETF 0.25% May 29, 2020 November 19, 2024 October 27, 2020 Global X Data Center & Digital 0.25% July 30, 2020 November 19, 2024 October 27, 2020 Infrastructure ETF Global X Adaptive U.S. Risk 0.25% November 11, 2020 November 19, 2024 January 12, 2021 Management ETF Global X Clean Water ETF 0.25% February 26, 2021 November 19, 2024 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.25% May 21, 2021 November 19, 2024 August 25, 2021 Global X Nasdaq 100 Risk Managed 0.25% May 21, 2021 November 19, 2024 August 25, 2021 Income ETF Global X Nasdaq 100 Collar 95-110 0.25% May 21, 2021 November 19, 2024 August 25, 2021 ETF Global X S&P 500 Tail Risk ETF 0.25% May 21, 2021 November 19, 2024 August 25, 2021 Global X S&P 500 Risk Managed 0.25% May 21, 2021 November 19, 2024 August 25, 2021 Income ETF Global X S&P 500 Collar 95-110 ETF 0.25% May 21, 2021 November 19, 2024 August 25, 2021 Global X Blockchain ETF 0.25% May 21, 2021 November 19, 2024 July 12, 2021 Global X AgTech & Food Innovation 0.25% May 21, 2021 November 19, 2024 July 12, 2021 ETF Global X Hydrogen ETF 0.25% May 21, 2021 November 19, 2024 July 12, 2021 Global X Solar ETF 0.25% May 21, 2021 November 19, 2024 September 8, 2021 Global X Wind Energy ETF 0.25% May 21, 2021 November 19, 2024 September 8, 2021 Global X MSCI Vietnam ETF 0.25% August 4, 2021 November 19, 2024 December 7, 2021 Global X Blockchain & Bitcoin Strategy 0.25% September 17, 2021 November 19, 2024 November 15, 2021 ETF Global X Financials Covered Call & 0.25% November 12, 2021 November 19, 2024 November 21, 2022 Growth ETF

Name of Fund Annual Date Fund Date Board Date Fund Advisory Fee Approved by Approved Commenced (as a % of Board Continuance of Operations average daily I/A/A net assets) Global X Information Technology 0.25% November 12, 2021 November 19, 2024 November 21, 2022 Covered Call & Growth ETF Global X Health Care Covered Call & 0.25% November 12, 2021 November 19, 2024 November 21, 2022 Growth ETF Global X Dow 30® Covered Call ETF 0.25% November 12, 2021 November 19, 2024 February 23, 2022 Global X Interest Rate Volatility & 0.25% February 25, 2022 November 19, 2024 July 5, 2022 Inflation Hedge ETF Global X Interest Rate Hedge ETF 0.25% February 25, 2022 November 19, 2024 July 5, 2022 Global X Russell 2000 Covered Call & 0.25% August 10, 2022 November 19, 2024 October 4, 2022 Growth ETF Global X Emerging Markets ex-China ETF 0.25% September 16, 2022 November 19, 2024 May 12, 2023 Global X Emerging Markets Great 0.25% September 16, 2022 November 19, 2024 May 12, 2023 Consumer ETF Global X S&P 500 ESG Covered Call 0.25% November 11, 2022 November 19, 2024 February 21, 2023 ETF Global X Nasdaq 100 ESG Covered 0.25% November 11, 2022 November 19, 2024 February 21, 2023 Call ETF Global X MSCI Emerging Markets 0.25% November 11, 2022 November 19, 2024 November 7, 2023 Covered Call ETF Global X PropTech ETF 0.25% November 11, 2022 November 19, 2024 April 11, 2023 Global X U.S. Cash Flow Kings 100 ETF 0.15% February 24, 2023 November 19, 2024 July 10, 2023 Global X Dow 30® Covered Call & 0.25% May 19, 2023 November 19, 2024 July 25, 2023 Growth ETF Global X 1-3 Month T-Bill ETF 0.05% May 19, 2023 November 19, 2024 June 21, 2023 Global X Defense Tech ETF 0.25% May 19, 2023 November 19, 2024 September 11, 2023 Global X Brazil Active ETF 0.25% May 19, 2023 November 19, 2024 August 16, 2023 Global X India Active ETF 0.25% May 19, 2023 November 19, 2024 August 17, 2023 Global X Bitcoin Trend Strategy ETF 0.25% August 17, 2023 November 19, 2024 March 20, 2024 Global X S&P 500 Quality Dividend 0.25% August 17, 2023 November 19, 2024 May 7, 2024 Covered Call ETF Global X MLP & Energy Infrastructure 0.25% March 7, 2024 November 19, 2024 May 7, 2024 Covered Call ETF Global X Infrastructure Development 0.25% March 7, 2024 November 19, 2024 August 28, 2024 ex-U.S. ETF Global X Russell 2000 ETF 0.05% March 7, 2024 November 19, 2024 June 4, 2024 Global X Short-Term Treasury Ladder 0.05% May 21, 2024 November 19, 2024 September 9, 2024 ETF Global X Intermediate-Term Treasury 0.05% May 21, 2024 November 19, 2024 September 9, 2024 Ladder ETF Global X Long-Term Treasury Ladder 0.05% May 21, 2024 November 19, 2024 September 9, 2024 ETF Global X Bitcoin Covered Call Strategy May 21, 2024 November 19, 2024 ETF Global X U.S. Electrification ETF 0.25% September 18, 2024 November 19, 2024 December 17, 2024 Global X S&P 500 U.S. Revenue January 24, 2025 Leaders ETF Global X S&P 500 U.S. Market Leaders Top 50 ETF January 24, 2025 [SIGNATURES TO FOLLOW]

GLOBAL X FUNDS /s/ Jasmin Ali By: Jasmin Ali Title: Secretary GLOBAL X MANAGEMENT COMPANY LLC /s/ Jasmin Ali By: Jasmin Ali Title: General Counsel